                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                                 Date of Report:
                                  June 15, 2001
                        (Date of Earliest Event Reported)


                              SIMON WORLDWIDE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-21878                                           04-3081657
(Commission File Number)                    (I.R.S. Employer Identification No.)


                    101 EDGEWATER DRIVE, WAKEFIELD, MA 01880
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (781) 876-5800
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS

     Effective June 15, 2001, Patrick D. Brady resigned as Co-Chief Executive Officer of the registrant ("Simon Worldwide" or the "Company"). Allan I. Brown, who has served as Co-Chief Executive Officer along with Mr. Brady since November 1999, has assumed all responsibilities for the chief executive officer position.

     Mr. Brady, who was appointed chief executive officer in January 1999 stated, "I believe Simon Worldwide's ongoing efforts to maximize shareholder value and improve operational performance will be best supported by a more traditional and centralized management structure." Mr. Brady joined the company in 1989 and was previously the Director of Mergers and Acquisitions Group of BNY Associates, Inc., the investment banking subsidiary of the Bank of New York (formerly BNE Associates, Inc., a subsidiary of the Bank of New England).

     Executive Vice President and Chief Financial Officer Dominic Mammola resigned from Simon Worldwide as of June 30, 2001. Mr. Mammola will remain a consultant to the company to assist during a transition period as the company seeks a replacement. In the interim, Paul Meade, the company's corporate controller since 1994, has been named Chief Accounting Officer.

     Ted Axelrod, Executive Vice President of the company also resigned his position as of June 30, 2001.

     Allan I. Brown, Chief Executive Officer of Simon Worldwide, said, "These changes are a significant step in our organizational strategy and mark the beginning of an important new phase in the company's development."

     The company noted that the resignations are in line with previously announced plans to restructure the company's operations and rationalize the company's cost structure. Charges related to these restructuring actions will be reflected in the second quarter of 2001.

     This Form 8-K contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995). These statements include statements regarding intent, belief or current expectations of Simon Worldwide and its management. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the Company's actual results to differ materially from the Company's expectations. Factors that could cause actual results to differ materially are discussed in Exhibit 99.1 to the Company's Second Quarter 2000 Report on Form 10-Q. Reference to this Cautionary Statement or Exhibit 99.1 in the context of a forward-looking statement or statements shall be deemed to be a statement that any one or more of these factors may cause actual results to differ materially from those anticipated in such forward-looking statement or statements.

ITEM 7. EXHIBITS.

     EXHIBIT 10.1 Severance Agreement between Simon Worldwide, Inc. and Patrick D. Brady, dated June 26, 2001.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                             SIMON WORLDWIDE, INC.


Date:  July 12, 2001                         By: /s/ Allan I. Brown
                                                 -------------------------------
                                                 Allan I. Brown
                                                 Chief Executive Officer